Accounts Receivable, Net (Details) - Schedule of Accounts Receivable and Allowance for Credit Losses - Accounts Receivable [Member] ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts receivable	¥ 266,076	$ 37,476	¥ 320,203
Less: allowance for credit losses	(5,097)	(718)	(3,546)
Accounts receivable, net	¥ 260,979	$ 36,758	¥ 316,657